                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549





                             FORM 8-K
                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

     Date of Report (Date of earliest event) March 15, 2000





             ASSOCIATES CORPORATION OF NORTH AMERICA
      (Exact name of registrant as specified in its charter)




          DELAWARE                                       74-1494554
(State or other jurisdiction                          (I.R.S. Employer
     of incorporation)                             Identification Number)

                              1-6154
                     (Commission File Number)





250 E. Carpenter Freeway, Irving, Texas                  75062-2729
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code (972) 652-4000

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 Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

     The following exhibit related to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1999 and provides for the incorporation by reference in the Registrant's most recent Registration Statement (Form S-3 No. 333-81579) of the auditor's report dated February 4, 2000.

     23 - Consent of Independent Auditors


                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ASSOCIATES CORPORATION OF
                              NORTH AMERICA



                             By: /s/ Frederic. C. Liskow
                                 -----------------------
                                 Assistant Secretary